THE FINOVA GROUP INC.
                            1992 STOCK INCENTIVE PLAN
                       NONQUALIFIED STOCK OPTION AGREEMENT
                                     [Date]

                                      (NQ)

   The FINOVA Group Inc. (Company), a Delaware corporation, hereby grants to _________ (Grantee) the option (Option) to purchase from the Company, pursuant to The FINOVA Group Inc. 1992 Stock Incentive Plan (Plan), at the prices stated below (Option Price) ________ shares of its Common Stock of the par value of $.01 each (Common Stock) through the exercise of this Option in accordance with the terms and conditions hereinafter set forth.

Number of Options                Exercise Price                  Vesting Date
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     1. Option  Period and  Termination  of  Employment  of Grantee.  The period during which this Option may be exercised (Option Period) is the period beginning on the date hereof and ending ten (10) years from such date, subject to paragraph 2 below, and during this period this Option may be exercised only by the Grantee personally and while an employee of the Company or an affiliate thereof, except that:

        (a) If the Grantee ceases to be an employee of the Company or any subsidiary or affiliate of the Company for any reason, excluding death, disability, retirement and termination of employment for cause, the option rights hereunder (as they exist on the day the Grantee ceases to be such an employee) may be exercised only within a period of three (3) months thereafter, subject to the notice requirements set forth below, or prior to the expiration of the Option Period, whichever shall occur sooner. If Grantee is terminated for cause, all the option rights hereunder shall expire immediately upon the giving to such Grantee of notice of such termination.

        (b) If the Grantee ceases to be an employee of the Company or any subsidiary or affiliate of the Company due to death, or dies within the three month or three year periods referred to in Sections (a) or (c) of this paragraph, the option rights hereunder (as they exist immediately prior to the Grantee's death) may be exercised by the Grantee's personal representative only during a period of twelve (12) months thereafter, subject to the notice requirements set forth below, or prior to the expiration of the Option Period, whichever shall occur sooner.

        (c) If the Grantee ceases to be an employee of the Company or any subsidiary or affiliate of the Company by reason of disability or retirement, the option rights hereunder (as they exist on the day the Grantee ceases to be an employee) may be exercised only within a period of
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three (3) years thereafter,  subject to the notice requirements set forth below, or prior to the expiration of the Option Period, whichever shall occur sooner.

     2. Method of Exercise of this Option. This Option may be exercised in the manner hereinafter prescribed, in whole or in part, at any time or from time to time, during the Option Period as follows:

              (a) 34% of the shares hereby optioned at any time after one year from the date hereof;

              (b) 33% of the shares hereby optioned at any time after two years from the date hereof:

              (c) the balance of the shares hereby optioned at any time after three years from the date hereof;

provided that 50 shares, or the total number of shares remaining unpurchased hereunder, if less than 50 shares, is the minimum number which may be purchased hereunder at any one time. This Option shall not be exercisable prior to the expiration of one year from the date of grant, except as otherwise specified in the Plan. Notwithstanding the above, in the event the Grantee ceases to be an employee of the Company or any subsidiary or affiliate of the Company due to death, disability or retirement at age 65 or later, the entire Option shall become exercisable upon such occurrence. All purchases hereunder must be completed within the time periods prescribed herein for the exercise thereof. Options shall vest in increasing price order, as noted above.

     On or before the expiration of the Option Period specified herein, written notice of the exercise of this Option with respect to all or a part of the Common Stock hereby optioned may be mailed or delivered to the Company by the Grantee in substantially the form attached hereto or in such other form as the Company may require, properly completed and among other things stating the number of shares of Common Stock with respect to which the Option is being exercised, and specifying the method of payment for such Common Stock. The notice must be mailed or delivered prior to the expiration of this Option.

     Before any stock certificates shall be issued, the entire purchase price of the Common Stock purchased shall be paid to the Company. Certificates, registered in the name of the purchaser for the Common Stock purchased, will be issued to the purchaser as soon as practicable thereafter. Failure to pay the purchase price for any Common Stock within the time specified in said notice shall result in forfeiture of the Grantee's right to purchase the Common Stock at a later date and the number of shares of Common Stock which may thereafter be purchased hereunder shall be reduced accordingly.

     The purchase price may be paid either entirely in cash or in whole or in part with unrestricted Common Stock already owned by the Grantee. If the Grantee elects to pay the purchase price entirely in cash, he or she will be notified of the purchase price by the Company. If the Grantee elects to pay the purchase price either substantially all with Common Stock or partly with Common Stock and the balance in cash, he or she will be notified by the Company of the fair market value of
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the Common  Stock on the  exercise  date and the amount of Common  Stock or cash payable. Within three business days after the exercise date, the Grantee shall deliver to the Company either cash or Common Stock certificates, in negotiable form, at least equal in value to the purchase price, or that portion thereof to be paid for with Common Stock, together with cash sufficient to pay the full purchase price. Only full shares of Common Stock shall be utilized for payment purposes.

     To the extent permissible under applicable tax, securities, and other laws, the Grantee may satisfy a tax withholding requirement by surrendering Shares, including Shares to which Grantee is entitled as a result of the exercise of this Option, in such manner as the Company shall choose in its discretion to satisfy such requirement.

     3. Non-Transferability of this Option. This Option may not be assigned, encumbered or transferred, in whole or in part, except by the Grantee's will or in accordance with the applicable laws of descent and distribution, or pursuant to a beneficiary designation effected in accordance with Company policy.

     4. Adjustments for Changes in Capitalization of Company. The Common Stock covered by this Option is, at the option of the Company, either authorized but unissued or reacquired Common Stock. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split, extraordinary distribution with respect to the Common Stock or other change in corporate structure affecting the Common Stock during the Option Period, the number of shares of Common Stock which may thereafter be purchased pursuant to this Option and the purchase price per share, shall be appropriately adjusted, or other appropriate substitutions shall be made, and the determination of the Board of Directors of the Company, or the Executive Compensation Committee of the Board of Directors, as the case may be, as to any such adjustments shall be final, conclusive and binding upon the Grantee.

     5. Effect of Change in Control. (a) In the event of a Change in Control (as defined in the Plan), this Option (to the extent outstanding as of the date such Change in Control is determined to have occurred) if not then exercisable and vested shall become fully exercisable and vested to the full extent of the original grant, without regard to the three month limit on exercisability imposed by Section 5(i) of the Plan or any successor provision.

              (b) Notwithstanding any other provision of the Plan, during the 60-day period from and after a Change in Control (the "Exercise Period"), the Grantee shall have the right, whether or not this Option is fully exercisable and in lieu of the payment of the exercise price for the shares of Common Stock being purchased under the Option and by giving notice to the Company, to elect (within the Exercise Period) to surrender all or part of the Option to the Company and to receive cash, within 30 days of such notice, in an amount equal to the amount by which the Change in Control Price (as defined in the Plan) per share of Common Stock on the date of such election shall exceed the exercise price per share of Common Stock under the Option (the "Spread") multiplied by the number of shares of Common Stock granted under the Option as to which the right granted hereunder shall have been exercised; provided, however, that if the Change in Control is within six months of the date of grant of a particular Option held by a Grantee who is an officer or director of
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the Company and is subject to Section  16(b) of the  Securities  Exchange Act of
1934, no such election shall be made by such Grantee with respect to such Option prior to six months from the date of grant. Notwithstanding any other provision hereof, if the end of such 60-day period from and after a Change in Control is within six months of the date of grant of an Option held by a Grantee who is an officer or director of the Company and is subject to Section 16(b), such Option shall be canceled in exchange for a cash payment to the Grantee, effected on the day which is six months and one day after the date of grant of such Option, equal to the Spread multiplied by the number of shares of Common Stock granted under the Option.

     6. Plan and Plan Interpretations as Controlling. This Option and the terms and conditions herein set forth are subject in all respects to the terms and conditions of the Plan, which are controlling. The Plan provides that the Executive Compensation Committee of the Board of Directors may from time to time make changes therein, interpret it and establish regulations for the administration thereof; provided that no such amendment shall impair the rights of any Grantee under an Option without the Grantee's consent, except an amendment for purposes of compliance with the federal securities laws. The Grantee, by acceptance of this Option, agrees to be bound by said Plan and such Board actions.

        This Option may not be exercised whenever such exercise or the issuance of any of the optioned shares would be contrary to law or the regulations of any governmental authority having jurisdiction.

        IN WITNESS WHEREOF, THE FINOVA GROUP INC. has caused this Option to be duly executed in its name and dated as of the date of grant hereof.

       Dated:                                   THE FINOVA GROUP INC.


                                                ------------------------
                                                By:    S. EICHENFIELD
   ATTEST:                                             Chairman


   --------------------------------
   Secretary or Assistant Secretary